Segment reporting (Tables)	9 Months Ended
Sep. 30, 2020
Segment reporting [Abstract]
Shipping Revenues
The below table details the Company’s shipping revenues:

$ in thousands	Q3 2020	Q3 2019	YTD 2020	YTD 2019
Time charter revenues*	51,835	10,055	126,168	33,553
Voyage charter revenues	90,362	94,685	473,878	309,679
Shipping revenues	142,196	104,740	600,046	343,233
*Time charter revenue is presented in accordance with IFRS 16 Leases, while the portion of time charter revenue related to technical management services, equaling $8.9 million in the third quarter of 2020, $3.1 million in the third quarter of 2019, $19.2 million in the first 9 months of 2020 and $10.7 million the first 9 months of 2019 is presented in accordance with IFRS 15 Revenue from Contracts with Customers.